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                                                                    EXHIBIT 23.2


           CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in this Registration Statement on the Post-Effective Amendment No. 1 to Form S-8 of our report dated January 25, 1999 appearing on page 50 of Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended January 3, 1999.


April 19, 1999                                   /s/  PricewaterhouseCoopers LLP
San Jose, California